UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 30, 2012

FIRST LEVEL ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-170016	90-0599877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7076 Spyglass Avenue, Parkland, FL	33076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	954-599-3672

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On June 30 2012, First Level Entertainment Group, Inc. (the “Company”) issued 3,200,000 restricted shares of its common stock in payment of services rendered ($50,000) by Steve Adelstein, the Chief Executive Officer of our company, (2,000,000 shares) and issued to various consultants (1,200,000 shares), as compensation ($30,000) for services rendered though June 30,2012. All 3,200,000 common shares were not registered under the Securities Act of 1933, as amended: under exemption contained in Section 4(2) of the Securities Act of 1933 and the shares issued bare a restrictive legend.

After the issuance of the above 3,200,000 common shares, the Company had 50,000,000 common shares outstanding at June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 6, 2012	FIRST LEVEL ENTERTAINMENT GROUP, INC. By: /s/ Steve Adelstein Steve Adelstein, Chief Executive Officer